SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2002


                        ANTEON INTERNATIONAL CORPORATION
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               (Exact name of registrant as specified in charter)


       VIRGINIA                 333-84835               54-1023915
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      (State or other         (Commission              (IRS Employer
      jurisdiction of         File Number)            Identification No.)
      incorporation)


      3211 JERMANTOWN ROAD, SUITE 700, FAIRFAX, VA          22030-2801
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (703) 246-0200
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER        DESCRIPTION
                  --------------        -----------

                        99.1            Press Release dated February 15, 2002.


ITEM 9.    REGULATION FD DISCLOSURE

         On February 15, 2002, we issued a press release announcing operating results for fiscal 2001, the year ended December 31, 2001. The press release is attached as exhibit 99.1 to this report.


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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANTEON INTERNATIONAL CORPORATION


Date:  February 19, 2002            By: /s/ Vincent J. Kiernan
                                        ---------------------------------------
                                        Name:   Vincent J. Kiernan
                                        Title:  Vice President, Finance






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

                                  EXHIBIT INDEX
                                  -------------


           EXHIBIT NUMBER               DESCRIPTION
           --------------               -----------

                99.1                    Press Release dated February 15, 2002.





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